UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 12, 2001
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-29109 (Commission File Number)	84-1524410 (IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 500
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant’s telephone number, including area code

Item 5. Other Events

      Attached as an exhibit to this Current Report on Form 8-K is a press release dated April 12, 2001 in which Crown Media Holdings, Inc. announced that it has reached a definitive agreement with Hallmark Entertainment, Inc., under which it will acquire approximately 700 titles from the film library of Hallmark Entertainment Distribution, LLC, a wholly-owned subsidiary of Hallmark Entertainment, Inc. The proposed transaction will be presented to Crown Media Holdings’ stockholders for approval at the 2001 Annual Meeting of Stockholders.

Item 7. Financial Statements and Exhibits

      The following exhibits are filed with this Report:

Exhibit No.	Document

99	Press Release of Crown Media Holdings, Inc. and Hallmark Entertainment, Inc. concerning Crown Media Holdings’ agreement to purchase approximately 700 titles from the Hallmark Distribution, LLC film library.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)

Date April 12, 2001	By	/s/ William J. Aliber

William J. Aliber Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99	Press Release of Crown Media Holdings, Inc. and Hallmark Entertainment, Inc. concerning Crown Media Holdings’ agreement to purchase approximately 700 titles from the Hallmark Distribution, LLC film library.

3